Newbuildings (Notes)	6 Months Ended
Jun. 30, 2014
Newbuildings [Abstract]
NEWBUILDINGS Disclosure [Text Block]
8.    NEWBUILDINGS

As of June 30, 2014, we have a total of seven LNG carriers and two FSRUs on order. The total contract cost of these newbuilds is approximately $1.9 billion of which $1.2 billion remains outstanding as of June 30, 2014. As of June 30, 2014, $765.5 million of newbuild costs had been capitalized.

As of June 30, 2014, the remaining installments for these vessels are due to be paid as follows:

(in thousands of $)
Payable in 6 months to December 31, 2014	954.9
Payable in 12 months to December 31, 2015	275.6
1,230.5